Exhibit 32.1
FRESH HEALTHY VENDING INTERNATIONAL, INC.
CERTIFICATION OF
PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. §1350
 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Fresh Healthy Vending International, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arthur S. Budman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 16, 2016	/s/ Arthur S. Budman
Arthur S. Budman
Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)